UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 23, 2023

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3701 Wayzata Blvd, Suite 300, Minneapolis, MN 55416

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	TCMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2023, Tactile Systems Technology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C, as the underwriter (the “Underwriter”), relating to the public offering of 2,875,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), including 375,000 shares purchased by the Underwriter pursuant to an option to purchase additional shares, at a public offering price of $13.00 per share. The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-269287) (the "Registration Statement”), which became effective on January 25, 2023, including the related prospectus, dated January 25, 2023, as supplemented by the prospectus supplement dated February 23, 2023. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Underwriting Agreement.

A copy of the legal opinion relating to the legality of the issuance and sale of Common Stock in the offering is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 8.01.	Other Events.

On February 23, 2023, the Company issued press releases announcing the commencement of the public offering and the pricing of the public offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 23, 2023, between the Company and William Blair & Company, L.L.C., as the underwriter.
5.1	Opinion of Faegre Drinker Biddle & Reath LLP.
23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.1).
99.1	Press Release dated February 23, 2023, announcing the commencement of the public offering.
99.2	Press Release dated February 23, 2023, announcing the pricing of the public offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.

Date: February 28, 2023	By:	/s/ Brent A. Moen
Brent A. Moen
Chief Financial Officer